SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BOO KOO HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BOO KOO HOLDINGS, INC.
4951 AIRPORT PARKWAY, #660
ADDISON, TX 75001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 17, 2007

To the Shareholders of
Boo Koo Holdings, Inc.

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Boo Koo Holdings, Inc. (the “Company”) will be held at InterContinental Hotel, 15201 Dallas Parkway, Addison, TX 75001, on December 17, 2007 beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

•
Approve the merger of the Company with and into its wholly-owned Delaware subsidiary, BKHI Acquisition Corp., for the sole purpose of changing the Company's state of domicile, including the ratification of the amended and restated certificate of incorporation of BKHI Acquisition Corp.;

•	Adopt our 2006 Stock Incentive Plan (the “Stock Plan”);

•
Approve the amendment to our Certificate of Incorporation to increase the maximum number of authorized shares of our capital stock, from 40,000,000 authorized shares, to 155,000,000 authorized shares; and

•	Any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on November 20, 2007 are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. AS A SHAREHOLDER OF THE COMPANY YOU HAVE THE RIGHT UNDER THE FLORIDA BUSINESS CORPORATION ACT TO DISSENT FROM THE REINCORPORATION AND THE MERGER. SEE "RIGHTS OF DISSENTING SHAREHOLDERS”.

By Order of the Board of Directors Stephen C. Ruffini Chief Operating Officer, Chief Financial Officer and Secretary
November 26, 2007
Addison, Texas

BOO KOO HOLDINGS, INC.
4951 AIRPORT PARKWAY, #660
ADDISON, TX 75001

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Shareholders to be held on December 17, 2007 at 10:00 a.m. local time, at InterContinental Hotel, 15201 Dallas Parkway, Addison, TX 75001, or at such other time and place to which the Special Meeting may be adjourned or postponed. The enclosed proxy is solicited by the Board of Directors (“Board”) of Boo Koo Holdings, Inc. The proxy materials relating to the Special Meeting are being mailed to shareholders entitled to vote at the meeting on or about November 28, 2007.

ABOUT THE MEETING

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the approval of our shareholders to:

•
Approve the merger of the Company with and into its wholly-owned Delaware subsidiary, BKHI Acquisition Corp., for the sole purpose of changing the Company's state of domicile, including the ratification of the amended and restated certificate of incorporation of BKHI Acquisition Corp;

•	Adopt our 2006 Stock Incentive Plan (the “Stock Plan”);

•
Approve the amendment to our Certificate of Incorporation to increase the maximum number of authorized shares of our capital stock, from 40,000,000 authorized shares, to 155,000,000 authorized shares; and

•	Any other matters that may properly come before the meeting.

What are the Board's recommendations?

Our Board believes that the merger to Delaware, the amendment to our Certificate of Incorporation to increase the authorized shares and the adoption of the 2006 Stock Incentive Plan are advisable and in the best interests of the Company and its shareholders and recommends that you vote FOR the merger to Delaware, including the ratification of the amended and restated certificate of incorporation of BKHI Acquisition Corp., the amendment to our Certificate of Incorporation to increase the authorized shares and the adoption of our 2006 Stock Incentive Plan.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the record date, November 20, 2007, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 34,459,880 outstanding shares of common stock.

Who can attend the meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

You can vote on matters that come before the Special Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.

If you attend the Special Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation;

•	sending in another duly executed proxy bearing a later date; or

•	attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.

What vote is required to approve the items of business?

Approval of the merger to Delaware and approval of the amendment to the Certificate of Incorporation require the affirmative vote of a majority of our outstanding shares of common stock. Approval of the 2006 Stock Incentive Plan and approval of any other matter that may properly come before the Special Meeting requires the affirmative vote of the majority of the shares of common stock represented in person or by proxy at the Meeting (unless such matter requires a greater vote under our Articles of Incorporation).

Do I have the right to dissent from the reincorporation proposal?

Under Florida law, stockholders are entitled to dissent from the reincorporation merger and, if the reincorporation merger is consummated, to receive "fair value" for their shares in cash by complying with the provisions on dissenters' rights in Florida law that are set forth in Sections 607.1301 to 607.1333 of the Florida Business Corporation Act (“FBCA”). One of the conditions to the merger is that holders of no more than 1% of our outstanding shares continue to have the right to exercise appraisal rights in connection with the merger.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board by mail and will pay all expenses associated therewith. Some of the officers and other employees of the Company also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO APPROVE THE MERGER OF THE COMPANY
WITH AND INTO ITS WHOLLY-OWNED DELAWARE SUBSIDIARY
FOR THE SOLE PURPOSE OF
CHANGING THE COMPANY'S STATE OF DOMICILE

(Proposal No. 1)

The Company, a Florida corporation, proposes to reincorporate as a Delaware corporation. The reincorporation will be effected pursuant to an Agreement of Merger and Plan of Merger and Reorganization (the “Merger Agreement”) by and between the Company and BKHI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“BKHI”), that was formed for the purpose of merging with the Company to effect the reincorporation (the “Merger”). The Company's directors have unanimously approved the Merger Agreement and the Merger. The Merger Agreement, the Delaware certificate of incorporation as filed, the amended and restated certificate of incorporation (the “Delaware Certificate”) and the Delaware bylaws (the “Delaware Bylaws”) are included as Appendices A, B, C and D, respectively, to this proxy statement. In the event Proposal No. 3 is not approved, the Delaware Certificate will be filed with the Secretary of State of the State of Delaware, but without an increase in the authorized capital as set forth in Proposal No. 3.

Principal Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing, and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under the General Corporation Law of the State of Delaware (the “DGCL”). Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. The direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, since they are the owners of the corporations, and because Delaware law is responsive to the needs of shareholders, Delaware law also directly benefits shareholders.

Many corporations choose to incorporate in Delaware or choose to reincorporate in Delaware, as the Company now proposes to do, in order to take advantage of Delaware's flexible and responsive corporate laws. The Company believes that the Company itself and its shareholders would benefit from the flexible corporate and legal environment provided by Delaware law, which it feels is a more appropriate environment in which to operate than currently exists in Florida. The Board considered the following benefits available to Delaware corporations in deciding to propose the reincorporation:

•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, including its use of modern computer technology;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments in an effort to ensure that the DGCL continues to be responsive to the changing needs of business;

•	the highly regarded Delaware Court of Chancery and the Delaware Supreme Court, which regularly handle complex corporate issues; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability with respect to corporate legal issues than most, if not all, other U.S. jurisdictions.

The Company believes that, as a Delaware corporation, it will be better able to attract and retain qualified directors and officers than it is as a Florida corporation, in part, because Delaware law is more predictable with respect to the issue of liability of directors and officers than the law of Florida or other states. The increasing frequency of litigated claims against directors and officers has greatly expanded the risks to directors and officers of exercising their respective duties. The time and money required to respond to and litigate such claims can be substantial. Although both Florida law and Delaware law reduce or limit the monetary liability of directors for breaches of their fiduciary duty of care, the predictability of Delaware law, as stated above, affords officers and directors a greater degree of comfort as to their risk of liability than that afforded under Florida law. Reincorporation from Florida to Delaware may therefore make it easier to attract future candidates willing to serve on the Company's Board, as many of these candidates already will be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

No Change in Business, Management, Jobs or Physical Location

While the reincorporation will change the Company's legal domicile, it will not result in any change in headquarters, business, jobs, management or location of any of the Company's offices or facilities, number of employees, assets, liabilities or net worth, other than as a result of the costs incident to the reincorporation, which the Company considers immaterial. The Company's management, including all directors and officers, will remain the same following the reincorporation. The Company's executive officers and directors will not be entering into any new employment agreements or other comparable arrangements, other than new indemnification agreements, in connection with the reincorporation.

BKHI Acquisition Corp.

The Company has formed BKHI as a wholly-owned Delaware subsidiary exclusively for the purpose of merging with the Company to effect the reincorporation. The address and phone number of BKHI 's principal office will be the same as the Company's current address and phone number. Before the reincorporation, BKHI will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation, the rights of the shareholders of BKHI will be governed by the DGCL and the Delaware Certificate and the Delaware Bylaws of BKHI.

Some Implications of the Reincorporation

The Merger Agreement provides that the Company will merge with and into BKHI, with BKHI being the surviving corporation. Under the Merger Agreement, BKHI will assume all of the Company's assets and liabilities, including obligations under the Company's outstanding indebtedness and contracts, and the Company will cease to exist as a corporate entity. The Company's existing Board and officers will become the Board of Directors and officers of BKHI. The Company's subsidiaries will become subsidiaries of BKHI. As part of the reincorporation, BKHI will change its name to Boo Koo Holdings, Inc. pursuant to the Delaware Certificate.

At the effective time of the reincorporation, (i) each outstanding share of the Company 's common stock, no par value, automatically will be converted into one share of common stock of BKHI, $.0001 par value. Shareholders will not have to exchange their existing stock certificates for stock certificates of BKHI. Upon request, we will issue new certificates to anyone who holds the Company's stock certificates, provided that such holder has surrendered the certificates representing the Company's shares in accordance with the Merger Agreement. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of any applicable taxes and fees.

Shareholders whose shares of common stock were freely tradable before the reincorporation will own shares of BKHI that are freely tradable after the reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the reincorporation will hold shares of BKHI that have the same transfer restrictions after the reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, shares issued pursuant to the reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired the Company's shares in connection with the merger that was consummated in August 2007.

After the reincorporation, BKHI will continue to be a publicly held corporation, with its common stock trading on the Over the Counter Bulletin Board (“OTCBB”). We will retain the same trading symbol “BOKO.OB.”

If the Company and BKHI effect the reincorporation, all of the Company's employee benefit plans, including stock option and other equity-based plans, would be continued by BKHI, and each stock option and other equity-based award issued and outstanding pursuant to these plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of BKHI, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Company's Board, however, is not proposing the reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company's Board. The Company's Board has no independent plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.

With respect to the potential implementation of defensive measures in the future, except as indicated below, Delaware law is preferable to Florida law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Florida corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters. However, Florida has “control share” and “affiliated person” transaction statutes, which may not apply to corporations incorporated elsewhere. While these anti-takeover provisions of Florida law may be effective in preventing takeovers, we do not believe that their potential unavailability outweigh the value of reincorporating in Delaware. See the comparative chart below.

Vote Required For the Reincorporation Proposal

The Merger Agreement and the Merger were unanimously approved by the Company's Board. Approval of the reincorporation proposal, which constitutes approval of the Merger Agreement and the Merger and a ratification of the Delaware By-laws and the Delaware Certificate, requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock. Once this proposal has been approved, we will effect the merger by action of the directors of BKHI and BKHI's sole shareholder, the Company, in accordance with the terms of the Merger Agreement. A vote in favor of the reincorporation proposal is a vote to approve the Merger Agreement. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws.

Comparison of Shareholder Rights Before and After the Reincorporation

The voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our charter, procedures for the removal of directors, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. However, there are some material differences between the Florida Business Corporation Act, or “FBCA,” and the DGCL which are summarized in the chart below. This chart does not address each difference between Florida law and Delaware law, but focuses on those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Delaware law.

Florida	Delaware

Standard of Conduct for Directors
Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

Under the DGCL, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to fiduciary duties of care, loyalty and good faith. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances and act on an informed basis after due consideration of the relevant information that is reasonably available. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. Breaching the duty of good faith requires more, for example, intentional dereliction of duty or a conscious disregard of one's responsibilities. When directors act consistently with their duties of care, loyalty and good faith, their decisions generally are presumed to be valid under the business judgment rule.

Florida	Delaware

Dividends and Other Distributions

Under the FBCA, a company may make a distribution, unless after giving effect to the distribution:

•     the company would not be able to pay its debts as they come due in the usual course of business; or

•      the company's assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution

Under the FBCA, a corporation's redemption of its own common stock is deemed a distribution.

The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Meeting of Shareholders

As permitted under the FBCA, a special meeting of shareholders may be called by (i) the Board of Directors or (ii) by written demand of the holders of not less than 10% of all shares of the corporation entitled to vote at the meeting or (iii) the person(s) authorized to do so in the articles of incorporation or bylaws.
As permitted under the DGCL, a special meeting of shareholders may be called by the (i) Board of Directors or (ii) person(s) authorized by the certificate of incorporation or bylaws.

Florida	Delaware

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure:

The DGCL permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such provision may not limit the liability of a director for:

Florida	Delaware

•     constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

•     constitutes a transaction from which the director derived an improper personal benefit;

•       results in an unlawful distribution;

•      in the case of a derivative action or an action by a shareholder, constitutes conscious disregard for the best interests of the corporation or willful misconduct; or

•      in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

• any breach of the director's duty of loyalty to the corporation or its shareholders;

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

• liability under the DGCL for unlawful payment of dividends or stock purchases or redemptions, or

• any transaction from which the director derived an improper personal benefit.

The Delaware Certificate contains a provision limiting the liability of its directors in this manner.

The Company's Board of Directors believes that by limiting a directors' liability as permitted under the DGCL, it will be able to attract and retain qualified directors. The Delaware Certificate limits the liability of BKHI's directors to the fullest extent permitted by the DGCL. BKHI 's directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the reincorporation, even if they should fail to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the reincorporation. The DGCL does not permit elimination or limitation of the liability of directors for breaches of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

Florida	Delaware

The Company's Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action might benefit BKHI and its shareholders. However, the Company's Board of Directors believes this concern is outweighed by the benefit to BKHI of retaining highly qualified directors. The Company's Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount, and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

While the Delaware Certificate may be viewed as limiting the rights of shareholders in some respects, the Company's Board of Directors believes, however, that these provisions will help balance the legal obligations of, and protections for, directors, and will contribute to the quality and stability of BKHI's corporate governance. The Company's Board of Directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders.

The members of the Board of Directors may be deemed to have a personal interest in effecting the reincorporation, because, as directors of BKHI, they may personally benefit from the limitations on liability contained in the Delaware Certificate.

Florida	Delaware

Indemnification

The FBCA requires a corporation to indemnify any director, officer, employee or agent of the corporation if such person has been successful on the merits or otherwise in defense of any proceeding, or any claim, issue or matter therein, for expenses actually and reasonably incurred by such person in connection with the proceeding or the person's defense of the claim, issue or matter.

Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

The indemnification and advancement of expenses provided under the FBCA are not exclusive, and a corporation may enter into an agreement to provide for indemnification; however, no indemnification or advancement of expenses may be made to any person if a judgment or other final adjudication establishes that the person's actions, or omissions to act, were material to the cause of adjudicated action and constitute:

•      a violation of criminal law, unless the person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

The Delaware Certificate, as discussed below, reflects the broad scope of indemnification under the DGCL.

The Delaware Certificate provides for indemnification to the fullest extent permitted under the DGCL to any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person (a) is or was a director or officer of BKHI or any predecessor of BKHI or (b) served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee or agent at the request of BKHI or any predecessor of BKHI; provided, however, that such indemnification must be authorized in advance by the Board of Directors.

The Delaware Certificate provides that BKHI may grant rights to indemnification, and rights to be paid by BKHI the expenses incurred in defending any proceeding in advance of its final disposition, to any present or former employee or agent of BKHI or any predecessor of BKHI to the fullest extent with respect to the indemnification and advancement of expenses of directors and officers of BKHI.

The right to indemnification includes the right to receive payment of expenses to directors or officers in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay BKHI if it is ultimately determined that he or she was not entitled to indemnification.

Florida	Delaware
•      a transaction from which the person derived an improper personal benefit;

•       in the case of a director, an unlawful distribution to shareholders; or

•    willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation's articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

•     the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

•     the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation's exercise of its power to make further indemnification; or

The broad scope of indemnification available under Delaware law will permit BKHI to offer its directors and officers greater protection against the costs and risks attendant to litigation of claims against officers and directors. The Board of Directors believes that such protection is reasonable and desirable in order to enhance BKHI's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of BKHI with regard to the best interests of BKHI and its shareholders.

Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

The Board of Directors recognizes that BKHI may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. If this proposal passes, we intend to enter into Indemnification Agreements with our executive officers and directors providing indemnification rights and mandating advancement of expenses to the maximum extent permitted by Delaware law.

The members of the Board of Directors may be deemed to have a personal interest in the effectuation of the reincorporation, because, as directors of BKHI, they may personally benefit from the indemnification provisions of the Delaware Certificate.

Florida	Delaware

•    the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant. circumstances, regardless of whether such person met the required standard of conduct.

We have entered into Indemnification Agreements with our executive officers and directors providing indemnification rights and mandating advancement of expenses to the maximum extent permitted by Florida law.

We intend to enter into new Indemnification Agreements with our executive officers and directors providing indemnification rights and mandatory advancement of expenses to the maximum extent permitted by Delaware law.

Amendment to Charter

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation's articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters' rights. The Board of Directors must recommend the amendment to the shareholders, unless the Board of Directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

The DGCL provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the Board of Directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote. It also provides that a certificate of incorporation may provide for a greater vote than would otherwise be required by the DGCL.

Florida	Delaware

Control-Share Acquisition Transactions

Florida has a “control-share” acquisition statute. It is an effective anti-takeover provision because it limits the voting rights of shares owned above a threshold. It can be waived by a vote of the shareholders, without the control-shares voting.

A corporation is subject to this provision if it has 100 or more shareholders, its principal place of business, principal office, or substantial assets within Florida, and either: (a) more than 10% of its shareholders resident in Florida; (b) more than 10% of its shares owned by residents of Florida; or, (c) 1,000 shareholders resident in Florida. Florida enacted the act to deter and hinder takeovers of Florida corporations. The Florida control-share acquisition statute generally provides that shares acquired in a control-share acquisition will not possess any voting rights unless such voting rights are approved by a majority of the corporation's disinterested shareholders. A control-share acquisition is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control-shares of a publicly-held Florida corporation.

Control-shares are shares, which, except for the Florida statute, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges:

• 1/5 or more but less than 1/3 of all voting power;

• 1/3 or more but less than a majority of all voting power; or

• a majority or more of all voting power.

Delaware does not have a control share acquisition statute, but the Florida statute may still apply to us even if this proposal is approved and we reincorporate in Delaware. There is some case law from a federal court that it does, although a more recent Delaware Supreme Court case invalidated a California statute that purported to apply to foreign corporations under the “internal affairs” doctrine. Even as a Florida corporation, the Company may not meet the Florida resident shareholders test required to trigger the Florida statute and it may not meet this requirement in the future. We are uncertain how a Florida court would rule if we or a shareholder sought to apply the control-share acquisition statute to us after our reincorporation in Delaware. Because the Company has no present intent to employ defensive measures to defeat a planned takeover by a third party bidder, and because the availability of the Florida control share acquisition statute is already uncertain, we do not believe that the potential unavailability of the statute as a takeover defense is material to the decision whether to reincorporate in Delaware.

Florida	Delaware

Interested Director Transactions

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers is a director or officer or holds a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if:

•     the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a sufficient number of votes when the vote of the interested director is excluded;

•     the fact of the relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize the contract or transaction; or

•      the contract or transaction is fair and reasonable to the corporation.

Florida and Delaware law are similar.

Under the DGCL, specified contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest if such contract or transaction:

•    is authorized in good faith by the corporation's shareholders or a majority of disinterested members of the board (even though less than a quorum) and the material facts of the contract or transaction are disclosed or known; or

•     was fair to the corporation at the time it was approved.

Accordingly, it is possible that certain transactions that the Board of Directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of BKHI, although less than a majority of a quorum. The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Business Combination Statutes

Florida does not have a business combination statute like Delaware, but instead has an affiliated transactions statute, described below.
Section 203 of the DGCL limits specified business combinations of Delaware corporations with interested shareholders. Under the DGCL, an “interested shareholder,” defined as a shareholder whose beneficial ownership in the corporation is at least 15% of the outstanding voting securities or an affiliate who owned at least 15% of outstanding voting shares in the last three years, cannot enter specified business combinations with the corporation for a period of three years following the time that such person became an interested shareholder unless:

Florida	Delaware

•    before such time, the corporation's Board of Directors approved either the business combination or the transaction in which the shareholder became an interested shareholder;

 •   upon consummation of the transaction in which any person becomes an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding shares owned by specified employee stock ownership plans and persons who are both directors and officers of the corporation; or

•    at or subsequent to such time, the business combination is both approved by the Board of Directors and authorized at an annual or special meeting of shareholders, not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock not owned by the interested shareholder.

A corporation may elect in its certificate of incorporation not to be governed by Section 203 of the DGCL. The Delaware Certificate does not contain this election.

Florida Affiliated Transactions Statute

This Florida statute is very complex, but generally defines an “affiliated transaction” as a merger by a Florida corporation with an “interested shareholder,” a sale, lease or other disposition to the interested shareholder of assets of the corporation above a certain threshold including 5% or more of the fair market value of all of the assets of the corporation, or the issuance or transfer by the corporation of shares of its capital stock having a fair market value equal to 5% of the fair market value of all of the outstanding shares of the corporation to the interested shareholder, adoption of any plan for liquidation or dissolution involving the interested shareholder, any reclassification of securities, or any receipt by the interested shareholder of any loans, guarantees or other financial assistance. An interested shareholder is any person who is a beneficial owner of more than 10% of the outstanding voting shares of the corporation. Beneficial ownership is defined similarly to that defined by the SEC. Generally, the Florida statute requires approval of an affiliated transaction by two-thirds of the voting shares of the corporation other than the shares beneficially owned by the interested shareholder. The statute further provides that a majority of the disinterested directors may approve an affiliated transaction. Additionally, the statute regulates the amount of cash and other assets to be received by the corporation's holders of voting securities. Finally, among other limitations, for a specified three-year period during which the interested shareholder has been an interested shareholder, he shall not have received any loans, guarantees or other financial assistance from the corporation.
Delaware does not have an affiliated transactions statute but has a business combination statute, described above.

Florida	Delaware

Dissenter's Rights

Under the FBCA, shareholders may dissent from, and demand cash payment of, the fair value of their shares in the event of a number of corporate actions including but not limited to:

•       a merger or consolidation of the corporation, or

•      a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

Under the DGCL, appraisal rights may be available in connection with a statutory merger or consolidation in specified situations.

Appraisal rights are not available under the DGCL for the holders of shares of any class or series of stock which is listed:

•   on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or

Florida	Delaware

Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

•     listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•     not so listed or designated, but has at least 2,000 shareholders (including beneficial owners who hold their shares in “street name” through brokers) and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

The Company’s shareholders will have dissenters' rights for the Reincorporation because (i) the Company is not listed on a national securities exchange; (ii) it does not have more than 2,000 shareholders; and (iii) its outstanding shares of such class or series do not have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.
• held of record by more than 2,000 holders.

Sequestration of Shares

The FBCA has no comparable provision.	The DGCL provides that the shares of any person in a Delaware corporation may be attached or “sequestered” for debts or other demands.

This proxy statement merely summarizes certain differences between the corporation laws of Florida and Delaware, the Florida articles of incorporation, the Florida bylaws, the Delaware Certificate and the Delaware Bylaws.

Many provisions of the FBCA, the DGCL and these documents may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained in this proxy statement is not a substitute for direct reference to the FBCA, the DGCL and these documents or for professional interpretation of them.

Accounting Treatment

The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation and BKHI would be treated as the successor to the Company's historical operations. Accordingly, the Company's historical financial statements would be treated as the financial statements of BKHI.

Rights of Dissenting Shareholders

Stockholders complying with Sections 607.1301, 607.1302, 607.1303, 607.1320, 607.1321, 607.1323, 607.1324 and 607.1326 of the Florida Business Corporation Act, which we will refer to as the "Florida statute" in this section are entitled to appraisal rights in connection with the reincorporation merger. Copies of these provisions of the Florida statute are attached hereto as Appendix E to this proxy statement.

Section 607.1302 of the Florida statute provides that a stockholder is entitled to appraisal rights and to obtain payment of the fair value of that stockholder's shares in the event of, among other things, consummation of a merger to which the stockholder is entitled to vote.

Under Section 607.1321 of the Florida statute, if a stockholder wishes to assert appraisal rights in connection with the Merger, he or she must deliver to us, within 20 days after receiving notice from us that they may be entitled to such rights, written notice of the stockholder's intent to demand payment if the merger is completed.

If the merger becomes effective, we must deliver a written appraisal notice and form, together with financial statements, to all stockholders who satisfied the requirements of Section 607.1321 of the Florida statute, specifying the date the corporate action became effective. The form must state, among other things:

•	where the form must be sent;

•	where certificates must be deposited and the date by which those certificates must be deposited;

•	a date by which we must receive the completed form;

•	an estimate of the fair value of the shares and an offer to pay each stockholder who is entitled to appraisal rights the fair value.

A stockholder who wishes to exercise appraisal rights must return the form by the date specified in the notice. Alternatively, a stockholder who is dissatisfied with our offer of estimated fair value as set forth in the notice must notify us of his or her estimate of the fair value of shares by the due date for the form and demand payment of that estimate plus interest. Failure to return the form and, if applicable, share certificates, or notify us of his or her estimate of fair value by the due date will cause the stockholder to waive the right to demand payment.

A stockholder may withdraw its exercise of appraisal rights by notifying us, in writing, by the date designated in the appraisal notice. A stockholder who fails to withdraw in this manner may not thereafter withdraw without our written consent. If the stockholder accepts our offer for payment of the estimated fair value for the shares, payment will be made within 90 days after our receipt of the form.

The costs and expenses of any dissent proceeding will be determined by the court and will ordinarily be assessed against us, but costs and expenses may be assessed against all or some of the dissenting stockholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting stockholders acted "arbitrarily, vexatiously or not in good faith" in demanding payment after receiving an offer of payment from us. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

•	against us and in favor of any or all dissenting stockholders if the court finds that we did not substantially comply with the relevant requirements of Florida law; or

•
against us or a dissenting stockholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted "arbitrarily, vexatiously or not in good faith" with respect to the rights provided by the Florida law.

•
If the court finds that the services of counsel for any dissenting stockholder were of substantial benefit to the other dissenting stockholders similarly situated, and that the fees for the services should not be assessed against us, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting stockholders who were benefited.

The above is only a summary of Florida's dissenters' rights provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Appendix E to this proxy statement. We urge each stockholder to carefully read the full text of the provisions of Florida law governing dissenters' rights.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company's common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or BKHI. Each holder will have the same basis in the Company's common stock received as a result of the reincorporation as that holder has in the corresponding common stock held at the time the reincorporation occurs. Each holder's holding period in the Company's common stock received as a result of the reincorporation will include the period during which such holder held the corresponding common stock at the time the reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy does not address the tax consequences under state, local or foreign laws.

The receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for Florida common stock, will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A dissenting shareholder who owns no shares of Delaware common stock after the consummation of the Merger (either directly or constructively pursuant to certain rules of constructive ownership under applicable tax laws) will recognize gain or loss measured by the difference between the cash so received and such shareholder's adjusted tax basis in the Florida common stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the Florida common stock was held as a capital asset by such shareholder, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

If the reincorporation is approved by the shareholders at the Special Meeting of shareholders, it is anticipated that the reincorporation will become effective as soon as practicable thereafter. The Merger Agreement may be terminated and abandoned by action of the Company's Board at any time prior to the effective time of the reincorporation, whether before or after the approval of this Proposal No. 1, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would not be in the best interests of the shareholders.

In Proposal No. 3, the Company is proposing to increase its authorized capital stock irrespective of whether the reincorporation of the Company as a Delaware corporation is approved. If this Proposal No. 1 to reincorporate in Delaware is not approved or the reincorporation cannot not effected for some other reason, but Proposal No. 3 to increase the Company's authorized capital stock is approved, the increase in authorized capital stock will be effected by an amendment to the Company’s existing Florida Articles of Incorporation. If this Proposal No. 1 to reincorporate in Delaware is approved, but Proposal No. 3 to increase the Company’s capital stock is not approved, the Company will reincorporate in Delaware under its current capital structure.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE MERGER OF THE COMPANY WITH AND INTO ITS WHOLLY-OWNED DELAWARE SUBSIDIARY BKHI ACQUISITION CORP. FOR THE SOLE PURPOSE OF CHANGING THE COMPANY’S STATE OF DOMICILE.

PROPOSAL 2: ADOPT THE 2006 STOCK INCENTIVE PLAN
(Proposal No. 2)

At the Special Meeting, the stockholders are being asked to approve our 2006 Stock Incentive Plan (the “Stock Plan”). As of November 16, 2007, options to purchase 2,455,615 shares of our common stock were outstanding under the Stock Plan and there were 390,000 shares of our common stock issued as restricted stock awards. As of November 16, 2007, 1,154,385 shares of common stock remained available for issuance under the Stock Plan. The Stock Plan was adopted by our Board on August 29, 2006 and subsequently amended on March 20, 2007 and September 26, 2007.

On November 16, 2007, our Board adopted a resolution increasing the number of shares of common stock available for issuance under the Stock Plan from 4,000,000 to 8,000,000, because the Board believes that stock-based awards are a key component to our ability to retain and attract qualified individuals to serve as officers, directors, employees and consultants of the Company. Approval of the Stock Plan is intended to ensure that we can continue to provide an incentive to our officers, directors, employees and consultants by enabling them to share in the future growth of the Company. Accordingly, the Board recommends that the stockholders approve the Stock Plan.

Description of the 2006 Stock Incentive Plan

General. The general purpose of the Stock Plan is to provide an incentive to our officers, employees, directors and consultants, by enabling them to share in the future growth of our business. The Stock Plan permits the grant of stock options and restricted stock awards. Our Board believes that the granting of stock options and restricted stock awards promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

The Board also believes that the Stock Plan advances our interests by enhancing our ability to (a) attract and retain officers, employees, directors and consultants who are in a position to make significant contributions to our success; and (b) encourage these individuals to take into account our long-term interests through ownership of our shares.

Administration. The Stock Plan is administered by the compensation committee of our Board. The compensation committee may grant options to purchase shares of our common stock, as well as restricted shares of our common stock. The compensation committee also has authority to determine the terms and conditions of each option or other kind of equity award and adopt, amend and rescind rules and regulations for the administration of the Stock Plan. No options or awards may be made under the Stock Plan after August 28, 2016, but the Stock Plan will continue thereafter while previously granted options or awards remain subject to the Stock Plan.

Eligibility. Officers, employees, directors and consultants of the Company and its affiliates are eligible to receive options or restricted stock awards under the Stock Plan. However, only officers and employees are eligible to receive grants of stock options that are “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed further below.

Shares Subject to the Stock Plan. When the Stock Plan was established, 4,000,000 shares of common stock were available for issuance in connection with options and awards granted under the Stock Plan, subject to customary adjustments for stock splits, stock dividends or similar transactions. As of November 16, 2007, 2,845,615 shares of common stock have been issued under the Stock Plan and/or are subject to outstanding options and restricted stock awards that have not been exercised or canceled. If this Proposal 2 is approved and Proposal 3 is approved, the number of shares of common stock available for issuance under the Stock Plan will increase to 8,000,000. If any option granted under the Stock Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which such option or award was forfeited will be available for future grants under the Stock Plan. The maximum number of shares of common stock that may be subject to options and/or restricted stock awards granted under the Stock Plan to any one person in any calendar year is 2,892,000.

Terms and Conditions of Options. Options granted under the Stock Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “non-qualified” stock options that do not meet the requirements of Section 422 of the Code. The exercise price of options granted under the Stock Plan will not be less than the fair market value per share of common stock on the date of grant. However, the exercise price of incentive stock options granted to a stockholder owning 10% or more of our outstanding common stock must be 110% of fair market value on the date of grant. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent or more stockholder) from the date of grant. Options granted under the Stock Plan will be exercisable at such time or times as the compensation committee prescribes at the time of grant.

Generally, the option price may be paid in cash or by check, or if permitted by the compensation committee, by delivery of shares of our common stock having a fair market value equal to the purchase price that have been owned by the optionee for at least six months at the time of exercise, or a cashless exercise or “same day sale” arrangement, or by a combination of such methods.

The compensation committee is authorized to establish the exercise period, if any, of options following an optionee’s termination of employment or service with the Company and its affiliates. No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient.

Terms and Conditions of Restricted Stock Awards. Restricted stock awards granted under the Stock Plan provide for grants of shares of our common stock that are subject to restrictions on transfer and are generally forfeitable to the extent that the recipient terminates service with us and our affiliates prior to the time that the restrictions lapse or the vesting requirements are attained. Restrictions are determined by the compensation committee and may be based on the passage of time, the attainment of one or more performance goals or any other conditions or events that the compensation committee deems appropriate. Unless otherwise determined by the compensation committee, the recipient of a restricted stock award will not be required to make any payment for shares of our common stock issued in connection with a restricted stock award. Holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will generally be subject to the same restrictions as the underlying shares of restricted stock.

Effect of Change in Control. Unless otherwise determined by the compensation committee at the time an option or restricted stock award is granted, or otherwise provided by a grantee’s employment agreement, if a “Change in Control” occurs, each outstanding option will become vested and exercisable and the restrictions with respect to all outstanding restricted stock awards will lapse. If an optionee does not exercise his or her options within 30 days following the Change in Control (or the expiration of the term of the option if earlier), those options will be forfeited.

A “Change in Control” will occur if (i) a person or entity or group of persons and/or entities acting in concert become the direct or indirect owner(s) of securities of the company representing 50% or more of the combined voting power of our then outstanding securities, (ii) a change in the composition of our Board whereby persons who on the effective date of the Stock Plan (and their nominees) fail to constitute a majority of the Board, (iii) a consolidation or merger of the company occurs as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are owned by persons who were owners of our voting securities immediately before the merger or consolidation, (iv) the sale or transfer of substantially all of our assets to any entity that is not an affiliate of ours, or (v) the complete liquidation or dissolution of the company.

Amendments, Termination. Our Board may at any time amend or terminate the Stock Plan. However, any amendment of the Stock Plan will not be effected without stockholder approval if and to the extent required by law or the requirements of an applicable securities exchange.

Federal Income Consequences
Following is a summary of the federal income tax consequences of option and restricted stock award grants under the Stock Plan. Recipients of options and/or restricted stock awards granted under the Stock Plan are advised to consult their personal tax advisors with respect to the exercise of an option or the receipt of a restricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

Treatment of Options
The Code treats incentive stock options and non-qualified stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the Stock Plan, nor will we be entitled to a tax deduction at that time.

Generally, upon exercise of a non-qualified stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a non-qualified stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years form the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an incentive stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of our common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Restricted Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or us upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and we generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and we generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Potential Limitation on Company Deductions
Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors”; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Tax Withholding
As and when appropriate, we will require each recipient of an option or other award under the Stock Plan to pay any federal, state or local taxes required by law to be withheld.

Grants Under the Stock Plan
The following options and restricted stock awards have been granted to the following persons and groups under the Stock Plan:

Optionee	No. of Options Granted
Named Executive Officers:
Daniel Lee	1,180,175
Stephen C. Ruffini	650,700

All Current Executive Officers as a Group	1,830,875
All Current Directors who are not Executive Officers as a Group
Each Director Nominee:
Steven Solomon	300,000
Kenneth Johnsen	30,000
Stephen Johnson	30,000
James Carreker	30,000

Each Associate of any of such Directors, Executive Officers or Nominees
Each Other Person Who Received or is to Receive 5% of Options Under Stock Option Plan	350,000
All Employees, Including all Current Officers Who are Not Executive Officers, as a Group	274,740

The following table provides information about our common stock that may be issued upon the exercise of options under the Stock Plan, as of November 16, 2007. The Stock Plan is our only equity compensation plan in existence as of that date. No warrants may be granted, or are outstanding, under the Stock Plan.

Plan Category	(a) Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price Of Outstanding Options, Warrants and Rights	(c) Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity Compensation Plans Approved by Shareholders	--	--	--
Equity Compensation Plans Not Approved by Shareholders	2,845,685	0.96*	1,154,385
TOTAL	2,845,615	0.96*	1,154,385

* Excludes 390,000 of shares underlying restricted stock awards.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of our common stock is present and voting, either in person or by proxy, is required to adopt this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S 2006 STOCK INCENTIVE PLAN DESCRIBED ABOVE IN PROPOSAL 2.

PROPOSAL 3: AMEND AND RESTATE THE
CERTIFICATE OF INCORPORATION

 (Proposal No. 3)

 Description of Proposal

The Board has adopted, subject to shareholder approval, an amendment to the Company’s Certificate of Incorporation to increase the number of shares of authorized common stock, $.0001 par value, to one hundred and fifty million shares (150,000,000) and to add five million (5,000,000) shares of “blank check” preferred stock to the Company’s authorized capital (together, the common and preferred stock are referred to as the Capital Stock). The Certificate of Incorporation currently authorizes forty million (40,000,000) shares of common stock, no par value per share, and no shares of preferred stock. A copy of the proposed amended and restated certificate of incorporation is attached hereto as Appendix C. If the increase in authorized Capital Stock is adopted, it will become effective upon the filing of the amended and restated certificate of incorporation with the Delaware Secretary of State.

The Board believes that with the current level of authorized Capital Stock, the Company is constrained in its ability to pursue strategic growth opportunities and to enhance shareholder value. The Board believes that the availability of the additional shares for such purposes, without delay or the necessity for an additional special stockholders’ meeting, would be beneficial to the Company. The Board considers the proposed increase in the number of authorized shares of Capital Stock desirable and in the best interests of the Company because it would give the Company the necessary flexibility to issue Capital Stock in connection with stock dividends and splits, mergers or acquisitions, equity financings and for other general corporate purposes. The Company currently has no oral or written plans, arrangements or understandings for the issuance of the additional shares of Capital Stock to be authorized pursuant to this proposal.

The amendment to the Company's Certificate of Incorporation will ensure that the Company will continue to have an adequate number of authorized and unissued shares of Capital Stock available for future use. As is the case with the shares of common stock which are currently authorized but unissued, if this amendment to the Company's Certificate of Incorporation is adopted by the shareholders, the Board will only have authority to issue the additional shares of Capital Stock from time to time without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which the Company's securities may then be listed or authorized for quotation.

Description of Preferred Stock

If the amendment to the Certificate of Incorporation is approved, the Board would be permitted, without further action on the part of shareholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which the Company's securities may then be listed or authorized for quotation, to issue preferred stock in one or more series. The Board would have the authority to determine the terms and provisions of each series, including dividend rights and preferences, conversion rights, voting rights, redemption rights and rights on liquidation, including preferences over common stock. The issuance of any series of preferred stock under certain circumstances could adversely affect the voting power or other rights of the holders of common stock, and, under certain circumstances, be used as a means of discouraging, delaying or preventing a change in control of the Company. No commitment to issue shares of preferred stock has been made by the Company.

 Description of Common Stock

If the amendment to the Certificate of Incorporation is approved, the additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock. Adoption of the amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock.

If this proposal is approved, 4,000,000 shares of the additional 110,000,000 shares of common stock, shall be reserved for issuance under the Stock Plan. Please refer to the section discussing Proposal 2 for a description of the Stock Plan.

The remaining 106,000,000 additional shares of common stock are expected to create capital liquidity to permit and enhance opportunities for future growth. No commitment to issue shares of common stock, except such common stock that has been reserved for issuance under the Stock Plan, has been made by the Company.

Outstanding Capital Stock and Shares of Capital Stock Available for Issuance

	As of November 16, 2007	Upon Effectiveness of Amendment
Shares of Preferred Stock authorized	0	5,000,000
Shares of Preferred Stock issued and outstanding	0	0
Shares of Preferred Stock available for future issuance	0	5,000,000
Shares of common stock authorized	40,000,000	150,000,000
Shares of Common stock issued and outstanding	34,459,880	34,459,880
Shares of common stock reserved for issuance under Company’s equity plans	4,000,000	8,000,000
Shares of common stock reserved for issuance pursuant to outstanding warrants	1,462,231	1,462,231
Shares of common stock available for future issuance	77,889	106,077,889

Potential Anti-Takeover Effect

 The additional number of authorized shares of Capital Stock and the addition of blank check preferred stock could have the effect of making it more difficult for a third party to take over the Company in a transaction not approved by the Board. The Board could use the additional shares to resist or frustrate a third-party transaction by providing an above-market premium that is favored by a majority of independent shareholders. For example, it could implement a rights plan or similar arrangement pursuant to which shares of common stock would be issued to the other stockholders on highly-dilutive terms if the party seeking to take the Company over has purchased a substantial amount of Capital Stock. At present, the Company does not have any such rights plan or other anti-takeover arrangement in place, nor does the Company have plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Shareholders do not have any preemptive or other rights to subscribe for any shares of common stock which may in the future be issued by the Company.

In Proposal No. 1, the Company is proposing to reincorporate as a Delaware corporation by merging into the Company's wholly-owned subsidiary, BKHI. If Proposal No. 1 to reincorporate in Delaware is not approved by the shareholders or cannot be effected for any other reason, but this Proposal No. 3 to increase the Company's authorized shares is approved, such increase will be effected by an amendment to its existing Florida Articles of Incorporation. A copy of the Amendment to the Florida Articles of Incorporation is attached hereto as Appendix F. If Proposal No. 1 to reincorporate in Delaware is approved but this Proposal No. 3 to increase the Company’s authorized shares is not approved, the Company will reincorporate in Delaware under its existing capital structure.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE CERTIFICATE OF AMENDMENT.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Special Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the shareholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

SHAREHOLDER PROPOSALS

Shareholders interested in presenting a proposal for consideration at our 2008 Annual Meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934, as amended, and our Bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

By Order of the Board of Directors Stephen C. Ruffini Chief Operating Officer, Chief Financial Officer and Secretary

Addison, Texas
November 26, 2007

Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated November 16, 2007 (the "Agreement"), is between BOO KOO HOLDINGS, INC., a Florida corporation ("Boo Koo Florida"), and BKHI ACQUISITION CORP.  ("Boo Koo Delaware") and a wholly-owned subsidiary of Boo Koo Florida. Boo Koo Florida and Boo Koo Delaware are sometimes hereinafter collectively referred to as the "Constituent Corporations."

RECITALS

WHEREAS, Boo Koo Florida is a corporation organized and existing under the laws of the State of Florida, and, as of the date hereof, has 34,459,880 shares of common stock, no par value, issued and outstanding ("Boo Koo Florida Common Stock").

WHEREAS, Boo Koo Delaware is a corporation organized and existing under the laws of the State of Delaware, and, as of the date hereof, has 100 shares of common stock, par value $0.0001 per share, issued and outstanding ("Boo Koo Delaware Common Stock"), all of which are held by Boo Koo Florida.

WHEREAS, the respective Boards of Directors of Boo Koo Florida and Boo Koo Delaware have adopted and approved, as the case may be, this Agreement, which is the plan of merger for purposes of the Florida Business Corporation Act and the agreement of merger for purposes of the Delaware General Corporation Law, and the transactions contemplated by this Agreement, including the Merger (as hereinafter defined).

WHEREAS, the Board of Directors of Boo Koo Florida has determined that for the purpose of effecting the reincorporation of Boo Koo Florida into the State of Delaware, this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Boo Koo Florida and its shareholders, and the Board of Directors of Boo Koo Delaware has determined that this Agreement and the transactions contemplated by this Agreement, including the Merger, are advisable and in the best interests of Boo Koo Delaware and its sole stockholder.

WHEREAS, the respective Boards of Directors of Boo Koo Florida and Boo Koo Delaware have determined to recommend this Agreement and the Merger to their respective shareholders and stockholder, as the case may be.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Boo Koo Florida and Boo Koo Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
THE MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Florida Business Corporation Act, Boo Koo Florida shall be merged with and into Boo Koo Delaware (the "Merger"), whereupon the separate existence of Boo Koo Florida shall cease and Boo Koo Delaware shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation." Upon consummation of the Merger, the name of Boo Koo Delaware shall be changed to Boo Koo Holdings, Inc.

1.2 Filing and Effectiveness. The Merger shall become effective, upon the filing of (i) the certificate of merger with the Secretary of State of the State of Delaware and (ii) the articles of merger with the Secretary of State of the State of Florida, unless another date and time is set forth in the certificate of merger and the articles of merger. The date and time when the Merger shall become effective is referred to herein as the "Effective Date of the Merger."

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1.3 Effect of the Merger.

(a) On the Effective Date of the Merger, the separate existence of Boo Koo Florida shall cease, and the Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Law and the Florida Business Corporation Act.

(b) Without limiting the generality of the foregoing, and subject thereto and to any other applicable laws, at the Effective Date of the Merger, all the properties, rights, privileges, powers and franchises of Boo Koo Florida shall vest in the Surviving Corporation, and, subject to the terms of this Agreement, all debts, liabilities, restrictions, disabilities and duties of Boo Koo Florida shall become the debts, liabilities, restrictions, disabilities and duties of the Surviving Corporation.

ARTICLE II
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of Boo Koo Delaware in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the certificate of incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 By-laws. The By-laws of Boo Koo Delaware in effect immediately prior to the Effective Date of the Merger shall be, as of the Effective Date of the Merger, the by-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of the Surviving Corporation as of the Effective Date of the Merger shall be the same as the directors and officers of Boo Koo Florida immediately prior to the Effective Date of the Merger.

ARTICLE III
MANNER OF CONVERSION OF SHARES

3.1 Boo Koo Florida Common Stock. Upon the Effective Date of the Merger, each share of Boo Koo Florida Common Stock (excluding shares held by shareholders who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) that is issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into the right to receive one fully paid and nonassessable share of Boo Koo Delaware Common Stock (the "Merger Consideration"). As of the Effective Date of the Merger, all shares of Boo Koo Florida Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist and each certificate that previously represented such shares of Boo Koo Florida Common Stock shall thereafter represent the Merger Consideration for all such shares.

3.2 Dissenting Shareholders. Any holder of shares of Boo Koo Florida Common Stock who perfects his or her dissenters' rights of appraisal in accordance with and as contemplated by Section 607.1302 of the Florida Business Corporation Act shall be entitled to receive the value of such shares in cash as determined pursuant to Sections 607.1320 through 607.1333 of the Florida Business Corporation Act; provided, however, that no such payment shall be made to any dissenting shareholder unless and until such dissenting shareholder has complied with the applicable provisions of the Florida Business Corporation Act, and surrendered to the Surviving Corporation the certificate or certificates representing the shares for which payment is being made. In the event that after the Effective Date of the Merger a dissenting shareholder of Boo Koo Florida fails to perfect, or effectively withdraws or loses, his or her right to appraisal and of payment for his or her shares, such dissenting shareholder shall be entitled to receive the Merger Consideration in accordance with Section 3.1 upon surrender of the certificate or certificates representing the shares of Boo Koo Florida Common Stock held by such shareholder.

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3.3 Boo Koo Florida Options, Stock Purchase Rights and Other Equity-Based Awards. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by Boo Koo Florida (individually, an "Equity Plan" and, collectively, the "Equity Plans"), and shall reserve for issuance under each Equity Plan a number of shares of Boo Koo Delaware Common Stock equal to the number of shares of Boo Koo Florida Common Stock so reserved immediately prior to the Effective Date of the Merger. Each unexercised option or other right to purchase Boo Koo Florida Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an option or right to purchase Boo Koo Delaware Common Stock on the basis of one share of Boo Koo Delaware Common Stock for each share of Boo Koo Florida Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such Boo Koo Florida option or stock purchase right. Upon the Effective Date of the Merger, each warrant to purchase Boo Koo Florida Common Stock which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become a warrant to purchase Boo Koo Delaware Common Stock on the basis of one share of Boo Koo Delaware Common Stock for each share of Boo Koo Florida Common Stock issuable immediately prior to the Effective Date of the Merger pursuant to any such warrant, and otherwise on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Boo Koo Florida warrant immediately prior to the Effective Date of the Merger. Each other equity-based award relating to Boo Koo Florida Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the Effective Date of the Merger shall, upon the Effective Date of the Merger, become an award relating to Boo Koo Delaware Common Stock on the basis of one share of Boo Koo Delaware Common Stock for each share of Boo Koo Florida Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the Effective Date of the Merger.

3.4 Boo Koo Delaware Common Stock. Upon the Effective Date of the Merger, each share of Boo Koo Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be cancelled without compensation therefor and returned to the status of authorized but unissued shares.

3.5 Exchange of Certificates.

(a) After the Effective Date of the Merger, each holder of an outstanding certificate representing Boo Koo Florida Common Stock (excluding holders of certificates who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) may, at such holder's option, surrender the same for cancellation to such entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the Merger Consideration. Until so surrendered, each outstanding certificate theretofore representing Boo Koo Florida Common Stock shall be deemed for all purposes to represent the Merger Consideration and the associated Rights.

(b) The registered owners of Boo Koo Florida Common Stock on the books and records of Boo Koo Florida immediately prior to the Effective Date of the Merger (excluding registered owners who perfect their dissenters' rights of appraisal as provided in Section 3.2 of this Agreement) shall be the registered owners of Boo Koo Delaware Common Stock on the books and records of Boo Koo Delaware immediately after the Effective Time of the Merger, and the holders of shares of Boo Koo Florida Common Stock, until such certificates shall have been surrendered for transfer or conversion or otherwise accounted for by the Surviving Corporation, shall be entitled to exercise any voting and other rights with respect to, and receive dividends and other distributions upon, the shares of Boo Koo Delaware Common Stock that the holders of Boo Koo Florida Common Stock would be entitled to receive pursuant to the Merger.

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(c) Each certificate representing Boo Koo Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transfer that appeared on the certificates representing Boo Koo Florida Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

   (d) If any certificate representing shares of Boo Koo Delaware Common Stock is to be issued in a name other than the name in which the certificate surrendered in exchange therefor is registered, the following conditions must be satisfied before the issuance thereof: (i) the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer; (ii) such transfer shall otherwise be proper; and (iii) the person requesting such transfer shall pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than the name of the registered holder of the certificate surrendered or shall establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

ARTICLE IV
GENERAL PROVISIONS

4.1 Covenants of Boo Koo Florida. Boo Koo Florida covenants and agrees that it will on or before the Effective Date of the Merger take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

4.2  Covenants of Boo Koo Delaware. Boo Koo Delaware covenants and agrees that it will on or before the Effective Date of the Merger:

(a)  take such action as may be required to qualify to do business as a foreign corporation in the states in which Boo Koo Florida is qualified to do business immediately before the Effective Date of the Merger and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state laws;

(b) take all such other actions as may be required by the Delaware General Corporation Law and the Florida Business Corporation Act to effect the Merger.

4.3 Conditions to the Obligations of the Constituent Corporations to Effect the Merger. The respective obligation of each Constituent Corporation to effect the Merger shall be subject to the satisfaction at or prior to the Effective Date of the Merger of the following conditions:

(a) The Agreement shall have been approved by a majority of the outstanding shares of Boo Koo Florida Common Stock entitled to vote on the Agreement, and the Agreement shall have been adopted by the affirmative vote of a majority of the outstanding shares of Boo Koo Delaware Common Stock entitled to vote on the Agreement.

(b) No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the Merger; provided, however that the Constituent Corporations shall use their reasonable best efforts to cause any such decree, ruling, injunction or other order to be vacated or lifted.

(c) Holders of shares of Boo Koo Florida Common Stock holding no more than one percent (1%) of the outstanding Boo Koo Florida Common Stock shall continue to have a right to exercise appraisal, dissenters' or similar rights under applicable law with respect to their Boo Koo Florida Common Stock by virtue of the Merger.

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  4.4  Further Assurances. From time to time, as and when required by Boo Koo Delaware, Boo Koo Florida shall execute and deliver or shall cause to be executed and delivered such deeds and other instruments, and Boo Koo Florida shall take or cause to be taken any actions as shall be appropriate or necessary, (a) to vest or perfect in Boo Koo Delaware or confirm that Boo Koo Delaware shall have record ownership of or otherwise own the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Boo Koo Florida on the Effective Date of the Merger or shortly thereafter and (b) to carry out the purposes of or to effectuate this Agreement by the Effective Date of the Merger or shortly thereafter, unless a specific deadline is established by this Agreement.

4.5 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of any Constituent Corporation, notwithstanding the approval or adoption, as the case may be, of this Agreement by the shareholders or stockholder, as the case may be, of any or both of the Constituent Corporations.

4.6 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808 and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

4.7 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation in Addison, Texas, and copies thereof will be furnished to any shareholder or stockholder, as the case may be, of either Constituent Corporation, upon request and without cost.

4.8 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware (without giving effect to principles of conflicts of laws) and, so far as applicable, the merger provisions of the Florida Business Corporation Act.

4.9 Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Boo Koo Florida and Boo Koo Delaware have caused this Agreement to be executed as of the day and year first above written by their respective duly authorized officers.

BOO KOO HOLDINGS, INC., a Florida corporation

By:	/s/ Stephen C. Ruffini Stephen C. Ruffini
Chief Financial Officer, Chief Operating Officer and Secretary

BKHI ACQUISITION CORP., a Delaware corporation

By:	/s/ Steven Solomon Steven Solomon
President

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Appendix B

CERTIFICATE OF INCORPORATION

OF

BKHI ACQUISITION CORP.

The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “General Corporation Law of the State of Delaware”), hereby certifies that:

Article 1. The name of the corporation (hereinafter called the “Corporation”) is BKHI Acquisition Corp.

Article 2. The address, including street, number, city and county, of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.

Article 3. The nature of the business and the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Article 4. The total number of shares of stock which the Corporation shall have authority to issue is 40,000,000 shares of Common Stock with $0.0001 par value.

Article 5. The incorporator of the Corporation is Steven M. Skolnick, whose mailing address is Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068.

Article 6. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of §102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. Any repeal or modification of the foregoing portion of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Article 7. The Corporation shall, to the fullest extent permitted by the provisions of §145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

Article 8. The Board of Directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal the By-laws of the Corporation.

Article 9. From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article 9.

[Signature Page Follows]

The undersigned incorporator acknowledges that the foregoing Certificate of Incorporation is his act and deed on this 14th day of November, 2007.

/s/ Steven M. Skolnick
Steven M. Skolnick, Incorporator

Appendix C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BKHI ACQUISITION CORP.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

BKHI Acquisition Corp. (the “Corporation”), a Delaware corporation, hereby certifies as follows:

1. The name of the Corporation is BKHI Acquisition Corp.

2. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 14, 2007 under the name BKHI Acquisition Corp.

3. The Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the certificate of incorporation of this Corporation, declaring said amendment and restatement to be advisable and in the best interests of this Corporation and its stockholders, and authorizing the appropriate officers of this Corporation to solicit the consent of the stockholders therefor.

4. This amended and restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of the Corporation.

5. The text of the certificate of incorporation of the Corporation is hereby amended, restated and integrated to read in its entirety as follows:

FIRST: The name of this corporation is Boo Koo Holdings, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

FOURTH: The corporation shall have authority to issue shares of capital stock as follows:

(a)  One Hundred Fifty Million (150,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”). Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at a meeting of stockholders. There shall be no cumulative voting. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations or restrictions of the Common Stock are expressly made subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors of the Corporation upon any issuance of Preferred Stock of any series.

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(b)  Five Million (5,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), which may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the certificate of incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH: Subject to any additional vote required by this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the By-laws of the Corporation.

SIXTH: The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one director. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term expires. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.

Any director may be removed from office by the stockholders of the corporation only for cause. Unless and until filled by the stockholders at the applicable annual meeting, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified.

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SEVENTH: Elections of directors need not be by written ballot unless the By-laws of the Corporation shall so provide.

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

NINTH: No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the By-laws, and no action shall be taken by the stockholders by written consent.

TENTH: Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

ELEVENTH: To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article Eleventh to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

Any repeal or modification of the foregoing provisions of this Article Eleventh by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

TWELFTH:

A. RIGHT TO INDEMNIFICATION

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (for purposes of this Article Twelfth, a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section C of this Article Twelfth, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Corporation’s Board of Directors.

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B. PREPAYMENT OF EXPENSES

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article Twelfth or otherwise.

C. CLAIMS

If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article Twelfth is not paid in full within thirty days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

D. NONEXCLUSIVITY OF RIGHTS

The rights conferred on any Covered Person by this Article Twelfth shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any law (common or statutory), the By-laws of the Corporation, this Certificate of Incorporation, any agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article Twelfth shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article Twelfth.

E. OTHER SOURCES

The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person has previously collected as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

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F. AMENDMENT OR REPEAL

Any repeal or modification of the foregoing provisions of this Article Twelfth shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

G. OTHER INDEMNIFICATION AND PREPAYMENT OF EXPENSES

This Article Twelfth shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

THIRTEENTH: Except as provided in Article Ninth above, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

FOURTEENTH: Notwithstanding anything herein to the contrary, the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding stock of the Corporation entitled to vote generally irrespective of the provisions of Section 242(b)(2) of the DGCL.

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IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on the ___ day of December, 2007.

Stephen C. Ruffini, Chief Financial Officer, Chief Operating Officer and Secretary

Appendix D

BY-LAWS

OF

BKHI ACQUISITION CORP.

(the “Corporation”)

ARTICLE I

OFFICES

Section 1. The registered office shall be in the city of Wilmington, County of New Castle, State of Delaware.

Section 2. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. All meetings of the stockholders for the election of directors shall be held at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

Section 4. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the president or secretary at the request in writing of a majority of the Board of Directors.

Section 6. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 8. The holders of fifty percent (50%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 9. All questions (other than the election of directors) shall, unless otherwise provided by the certificate of incorporation, these by-laws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

Section 10. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

Section 11.

A. Annual Meetings of Stockholders

1. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 11, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 11.

2. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation as to whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

3. Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for additional directorships at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder's notice required by this Section 11 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

B. Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 11(B), who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 11. If the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the later of (x) the close of business on the ninetieth (90th) day prior to such special meeting or (y) the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

C. General.

1. Only such persons who are nominated in accordance with the procedures set forth in this Section 11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 11. Except as otherwise provided by law, the certificate of incorporation or these by-laws, the chairperson of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section 11) and (b) if any proposed nomination or business is not in compliance herewith, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

2. For purposes of this Section 11, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 and 15(d) of the Exchange Act.

3. Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 11 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation. Notwithstanding any other provision of law, the certificate of incorporation or these by-laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two thirds of the votes which all the stockholders would be entitled to cast at any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 11.

Section 12. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

DIRECTORS

Section 1. The business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

MEETINGS OF THE BOARD OF DIRECTORS

Section 2. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 3. The first meeting of each newly elected Board of Directors shall be held immediately after the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

Section 4. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board.

Section 5. Special meetings of the Board may be called by the president on three (3) days' notice to each director by mail or two (2) days' notice to each director either personally or by telegram, facsimile or other lawful means of communication (including electronic mail); special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two (2) directors unless the Board consists of only one (1) director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

Section 6. At all meetings of the Board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 7. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

COMMITTEES OF DIRECTORS

Section 9. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except as otherwise required by law, any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

Section 10. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

COMPENSATION OF DIRECTORS

Section 11. Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV

NOTICES

Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to stockholders and directors may also be given by all other lawful means.

Section 2. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

OFFICERS

Section 1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a president, treasurer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

Section 2. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, a president, a chief financial officer, a treasurer and a secretary and may choose vice presidents.

Section 3. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

Section 4. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

Section 5. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

THE CHAIRMAN OF THE BOARD

Section 6. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

Section 7. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board and as may be provided by law.

THE PRESIDENT AND VICE-PRESIDENTS

Section 8. The president shall be the chief executive officer of the Corporation; and in the absence of the Chairman and Vice Chairman of the Board he or she shall preside at all meetings of the stockholders and the Board of Directors; he or she shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 9. He or she shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 10. In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

Section 11. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he or she shall be. He or she shall have custody of the corporate seal of the Corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 12. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

Section 13. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

Section 14. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the Corporation.

Section 15. If required by the Board of Directors, he or she shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 16. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI

CERTIFICATE OF STOCK

Section 1. Shares of capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Shares of capital stock of the Corporation shall be issued in such form as shall be approved by the Board of Directors. Certificated shares shall be signed by, or in the name of the Corporation by, the chairperson or vice-chairperson of the Board of Directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificate issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions or such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 2. Any of or all the signatures on certificated shares may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

LOST CERTIFICATES

Section 3. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed; provided, however, that if such shares have ceased to be certificated, a new certificate shall be issued only upon written request to the transfer agent or registrar of the Corporation. The Board of Directors may require such owner to satisfy other reasonable requirements as it deems appropriate under the circumstances.

TRANSFER OF STOCK

Section 4. Transfers of stock shall be made only upon the books of the Corporation, if such shares are certificated, by the holder, in person or by duly authorized attorney, and on the surrender of the certificate or certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require, or upon proper instructions from the holder of uncertificated shares. The Board of Directors shall have the power to make all such rules and regulations, not inconsistent with the certificate of incorporation and these by-laws and the General Corporation Law of the State of Delaware, as the Board of Directors may deem appropriate concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board of Directors may appoint one or more transfer agents or registrars of transfers, or both, and may require all certificated shares to bear the signature of either or both.

FIXING RECORD DATE

Section 5. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

REGISTERED STOCKHOLDERS

Section 6. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

DIVIDENDS

Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

FISCAL YEAR

Section 3. The fiscal year of the Corporation shall end of December 31 of each calendar year.

SEAL

Section 4. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

AMENDMENTS

These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal by- laws is conferred upon the Board of Directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal by-laws.

Appendix E

PROVISIONS OF FLORIDA BUSINESS CORPORATION ACT RELATING TO APPRAISAL RIGHTS

607.1301 APPRAISAL RIGHTS; DEFINITIONS.

The following definitions apply to Sections 607.1302-607.1333:

(1) "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of Section 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2) "Beneficial stockholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3) "Corporation" means the issuer of the shares held by a stockholder demanding appraisal and, for matters covered in Section 607.1322-607.1333, includes the surviving entity in a merger.

(4) "Fair value" means the value of the corporation's shares determined:

(a) Immediately before the effectuation of the corporate action to which the stockholder objects.

(b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining stockholders.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6) "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7) "Record stockholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8) "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9) "Shareholder" means both a record stockholder and a beneficial stockholder.

607.1302 RIGHT OF STOCKHOLDERS TO APPRAISAL.

1. (1) A stockholder is entitled to appraisal rights, and to obtain payment of the fair value of that stockholder's shares, in the event of any of the following corporate actions:

(a) Consummation of a merger to which the corporation is a party if stockholder approval is required for the merger by Section 607.1103 and the stockholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by Section 607.1104;

(b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the stockholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any stockholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c) Consummation of a disposition of assets pursuant to Section 607.1202 if the stockholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within 1 year after the date of sale;

(d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, by-laws, or a resolution of the board of directors, except that no by-law or board resolution providing for appraisal rights may be amended or otherwise altered except by stockholder approval; or

(e) With regard to shares issued prior to October 1, 2003, any amendment of the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect such stockholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the stockholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the stockholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the stockholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the stockholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the stockholder's preferred shares upon voluntary or involuntary liquidation.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2. Not so listed or designated, but has at least 2,000 stockholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial stockholders owning more than 10 percent of such shares.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the stockholders entitled to receive notice of, and to vote at, the meeting of stockholders to act upon the corporate action requiring appraisal rights; or

2. If there will be no meeting of stockholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

a. Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other stockholders as such, other than:

a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in Section 607.0832; or

c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e) For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4) A stockholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a) Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, by-laws, or board of directors' resolution authorizing the corporate action; or

(b) Was procured as a result of fraud or material misrepresentation.

607.1303 ASSERTION OF RIGHTS BY NOMINEES AND BENEFICIAL OWNERS.

(1) A record stockholder may assert appraisal rights as to fewer than all the shares registered in the record stockholder's name but owned by a beneficial stockholder only if the record stockholder objects with respect to all shares of the class or series owned by the beneficial stockholder and notifies the corporation in writing of the name and address of each beneficial stockholder on whose behalf appraisal rights are being asserted. The rights of a record stockholder who asserts appraisal rights for only part of the shares held of record in the record stockholder's name under this subsection shall be determined as if the shares as to which the record stockholder objects and the record stockholder's other shares were registered in the names of different record stockholders.

(2) A beneficial stockholder may assert appraisal rights as to shares of any class or series held on behalf of the stockholder only if such stockholder:

(a) Submits to the corporation the record stockholder's written consent to the assertion of such rights no later than the date referred to in Section 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial stockholder.

607.1320 NOTICE OF APPRAISAL RIGHTS.

(1) If proposed corporate action described in Section 607.1302(1) is to be submitted to a vote at a stockholders' meeting, the meeting notice must state that the corporation has concluded that stockholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of Sections 607.1301-607.1333 must accompany the meeting notice sent to those record stockholders entitled to exercise appraisal rights.

(2) In a merger pursuant to Section 607.1104, the parent corporation must notify in writing all record stockholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in Section 607.1322.

(3) If the proposed corporate action described in Section 607.1302(1) is to be approved other than by a stockholders' meeting, the notice referred to in subsection (1) must be sent to all stockholders at the time that consents are first solicited pursuant to Section 607.0704, whether or not consents are solicited from all stockholders, and include the materials described in Section 607.1322.

607.1321 NOTICE OF INTENT TO DEMAND PAYMENT.

(1) If proposed corporate action requiring appraisal rights under Section 607.1302 is submitted to a vote at a stockholders' meeting, or is submitted to a stockholder pursuant to a consent vote under Section 607.0704, a stockholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to Section 607.1320(3) if action is to be taken without a stockholder meeting, written notice of the stockholder's intent to demand payment if the proposed action is effectuated.

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2) A stockholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 APPRAISAL NOTICE AND FORM.

1. (1) If proposed corporate action requiring appraisal rights under Section 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all stockholders who satisfied the requirements of Section 607.1321. In the case of a merger under Section 607.1104, the parent must deliver a written appraisal notice and form to all record stockholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the stockholder to state:

1. The stockholder's name and address.

2. The number, classes, and series of shares as to which the stockholder asserts appraisal rights.

3. That the stockholder did not vote for the transaction.

4. Whether the stockholder accepts the corporation's offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the stockholder's estimated fair value of the shares and a demand for payment of the stockholder's estimated value plus interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the stockholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation's estimate of the fair value of the shares.

4. An offer to each stockholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the stockholder so requesting, within 10 days after the date specified in subparagraph 2., the number of stockholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under Section 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) Be accompanied by:

1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2. A copy of Sections 607.1301-607.1333.

607.1323 PERFECTION OF RIGHTS; RIGHT TO WITHDRAW.

(1) A stockholder who wishes to exercise appraisal rights must execute and return the form received pursuant to Section 607.1322(1) and, in the case of certificated shares, deposit the stockholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to Section 607.1322(2)(b)2. Once a stockholder deposits that stockholder's certificates or, in the case of uncertificated shares, returns the executed forms, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection (2).

(2) A stockholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to Section 607.1322(2)(b)6. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3) A stockholder who does not execute and return the form and, in the case of certificated shares, deposit that stockholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

607.1324 SHAREHOLDER'S ACCEPTANCE OF CORPORATION'S OFFER.

(1) If the stockholder states on the form provided in Section 607.1322(1) that the stockholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the stockholder within 90 days after the corporation's receipt of the form from the stockholder.

(2) Upon payment of the agreed value, the stockholder shall cease to have any interest in the shares.

607.1326 PROCEDURE IF STOCKHOLDER IS DISSATISFIED WITH OFFER.--

(1) A stockholder who is dissatisfied with the corporation's offer as set forth pursuant to Section 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to Section 607.1322(1) of that stockholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2) A stockholder who fails to notify the corporation in writing of that stockholder's demand to be paid the stockholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in Section 607.1322(2)(b) 2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to Section 607.1322(2)(b)4.

607.1331 COURT COSTS AND COUNSEL FEES.

(1) The court in an appraisal proceeding commenced under 1 Section 607.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the stockholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such stockholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all stockholders demanding appraisal if the court finds the corporation did not substantially comply with Sections 607.1320 and 607.1322; or

(b) Against either the corporation or a stockholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any stockholder were of substantial benefit to other stockholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the stockholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to Section 607.1324, the stockholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

(1) Note.--Section 607.1330 does not exist. It was included in H.B. 1623 but was deleted from the bill before it was passed. House Bill 1623 became ch. 2003-283.

607.1332 DISPOSITION OF ACQUIRED SHARES.

Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such stockholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 LIMITATION ON CORPORATE PAYMENT.

(1) No payment shall be made to a stockholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of Section 607.06401. In such event, the stockholder shall, at the stockholder's option:

(a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the stockholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2) The stockholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the stockholder fails to exercise the option, the stockholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

Appendix F

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF BOO KOO HOLDINGS, INC.

In accordance with Section 607.1006 of the Florida Business Corporation Act, Boo Koo Holdings, Inc., a Florida profit corporation (the “Corporation”), adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:	Article IV of the Articles of Incorporation shall be amended in its entirety to read as follows:

"ARTICLE IV - CAPITAL STOCK

The Corporation is authorized to issue the following shares of capital stock: 150,000,000 shares of common stock, no par value” and 5,000,000 shares of preferred stock having a par value of [  ] per share, in one or more series, and that in relation thereto, the Board of Directors is authorized to establish by resolution, the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof.

THIRD:
The foregoing amendment does not adversely affect the rights or preferences of the Corporation’s shareholders and does not result in the percentage of authorized shares that remain unissued after the Reverse Split exceeding the percentage of authorized shares that were unissued before the Reverse Split.

FOURTH:
The foregoing amendment was adopted by the Board of Directors of the Corporation on November 16, 2007 and were adopted by the Shareholders on December [  ], 2007. At the time of such adoption, 34,459,880 shares were entitled to vote thereon, and the vote was as follows:

[                ] shares in favor of adoption
[                ] shares against adoption

IN WITNESS WHEREOF, the undersigned has have executed these Articles of Amendment on behalf of the Corporation on this [   ] day of December, 2007.

Stephen C. Ruffini
Chief Operating Officer, Chief Financial Officer And Secretary

BOO KOO HOLDINGS, INC.

This Proxy is Solicited on Behalf of the Board of Directors
For The Special Meeting of Shareholders on December 17, 2007

The undersigned hereby appoints Stephen C. Ruffini and Steven Solomon, and each of them as proxies, each with full power of substitution and authorizes them to represent and to vote as designated on the reverse side of this form, all the shares of common stock of Boo Koo Holdings, Inc. held of record by the undersigned on November 20, 2007, at the Special Meeting Shareholders to be held on December 17, 2007, at 10:00 a.m. local time at InterContinental Hotel, 15201 Dallas Parkway, Addison, TX 75001, or any adjournment or postponement of such meeting.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED HEREIN.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

BOO KOO HOLDINGS, INC.

December 17, 2007

Please date, sign and mail your
proxy card in the envelope provided as soon as possible!

êPlease detach along perforated line and mail in the envelope providedê

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR ALL OF THE PROPOSALS.
Please Mark Your Vote In Blue Or Black As Shown Here☒

1.	APPROVE THE MERGER OF THE COMPANY WITH AND INTO ITS WHOLLY-OWNED DELAWARE SUBSIDIARY, BKHI ACQUISITION CORP., FOR THE SOLE PURPOSE OF CHANGING THE COMPANY'S STATE OF DOMICILE
☐ FOR    ☐ AGAINST

2.	TO ADOPT THE COMPANY’S 2006 STOCK INCENTIVE PLAN
☐ FOR    ☐ AGAINST

3.	TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION
☐ FOR    ☐ AGAINST

4.	IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THEREOF.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

_______________________	___________________________________	Dated: ___________________, 2007
(SIGNATURE)	(SIGNATURE, IF HELD JOINTLY)

NOTE:
Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.